UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2024
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)
(205) 291-3440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On July 25, 2024, Greenlight Capital Re, Ltd. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1.The following individuals were elected as directors of the Company until the Annual General Meeting of Shareholders of the Company in 2025 (the “2025 Meeting”), based upon the following votes:

Director	For	Against	Abstain	Broker non-votes
Greg Richardson	21,571,181	1,041,609	883	5,602,642
David Einhorn	21,516,316	1,096,474	883	5,602,642
Johnny Ferrari	22,254,003	354,266	5,404	5,602,642
Ursuline Foley	21,430,434	1,177,835	5,404	5,602,642
Leonard Goldberg	21,029,472	1,578,847	5,354	5,602,642
Victoria Guest	20,120,796	2,487,473	5,404	5,602,642
Ian Isaacs	21,176,160	1,436,630	883	5,602,642
Bryan Murphy	21,357,404	1,255,386	883	5,602,642
Joseph Platt	21,264,468	1,343,851	5,354	5,602,642
Daniel Roitman	21,553,118	1,055,201	5,354	5,602,642

2.The appointment of Deloitte Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2024 until the 2025 Meeting was ratified based upon the following votes:

For	28,207,464
Against	3,271
Abstain	5,580
Broker non-votes	—

3.Shareholders recommended by a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission based upon the following votes:

For	21,713,901
Against	630,589
Abstain	269,183
Broker non-votes	5,602.642

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Faramarz Romer
Name:	Faramarz Romer
Title:	Chief Financial Officer
Date:	July 29, 2024